EXHIBIT 24
                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                        /S/ Stephen M. Jones
                                        ---------------------
                                            STEPHEN M. JONES


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and STEPHEN
M. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                     /S/ C. Donald Whitmire, Jr.
                                     ----------------------------
                                         C. DONALD WHITMIRE, JR.


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                       /S/ Robert W. Bruce III
                                       ------------------------
                                           ROBERT W. BRUCE III


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and STEPHEN
M. JONES and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of August, 1999.



                                          /S/ Leon A. Davis
                                          ------------------
                                              LEON A. DAVIS


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and STEPHEN
M. JONES and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of August, 1999.



                                          /S/ Robert A. Day
                                          -------------------
                                              ROBERT A. DAY


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                      /S/ Oscar Y.L. Groeneveld
                                      ----------------------------
                                          OSCAR Y.L. GROENEVELD



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3d day of August, 1999.



                                       /S/ J. Bennett Johnston
                                       ------------------------
                                           J. BENNETT JOHNSTON


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                       /S/ Henry A. Kissinger
                                       ------------------------
                                           HENRY A. KISSINGER



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                        /S/ Bobby Lee Lackey
                                        ----------------------
                                            BOBBY LEE LACKEY


                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                        /S/ Rene L. Latiolais
                                        ----------------------
                                            RENE L. LATIOLAIS



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of August, 1999.



                                      /S/ Gabrielle K. McDonald
                                      --------------------------
                                          GABRIELLE K. MCDONALD



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of August, 1999.



                                        /S/ George A. Mealey
                                        ---------------------
                                            GEORGE A. MEALEY



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of August, 1999.



                                        /S/ B.M. Rankin, Jr.
                                        ---------------------
                                            B.M. RANKIN, JR.



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, STEPHEN M. JONES, and ROBERT M. WOHLEBER, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Class A Common Stock and Class B Common Stock of the Company that may be issued under the 1999 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of August, 1999.



                                        /S/ J. Taylor Wharton
                                        -----------------------
                                            J. TAYLOR WHARTON